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EXHIBIT 99.2

                            Sloan Electronics, Inc.

                    2527 Monterey St., Sarasota, FL 34231
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                            SUBSCRIPTION AGREEMENT

  THE UNDERSIGNED hereby subscribes to purchase 225000 shares of Common Stock (the "Shares") of Sloan Electronics, Inc. (the "Company"), a Delaware corporation. In this regard, each Shares is valued at $.288 for a total consideration of $65,000.00.

REPRESENTATION BY THE SUBSCRIBER:

1. The Subscriber / Purchaser hereby certify that he or she is not a U.S. person and is not acquiring the Securities for the account or benefit of a U.S. person other than persons who purchased Securities in transactions exempt from the registration requirements of the Securities Act;

2. The Subscriber / Purchaser also agrees only to sell the Securities in accordance with the registration provisions of the Securities Act or an exemption therefrom, or in accordance with the provisions of the Regulation;

3. The Securities being acquired are "Restricted Securities" as that term is defined in Rule 144 of the Rules and Regulations adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and not with a view to the distribution thereof by public sale or other disposition. The Subscriber does not intend to subdivide Subscriber's acquisition with anyone;

4. The Subscriber understands and acknowledges that the restriction period for the Shares is 40 days from the completion date of the offering;

5. The Subscriber understands that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and therefore, cannot be sold unless it is subsequently registered under the Act and any state securities laws, or unless exemption from such registrations are available;

6. The Subscriber understands that the Company will refuse to register any transfer of Securities not made in accordance with the provisions of the Regulation. The Subscriber agrees that all certificates representing Securities will contain the following legend or a substantial equivalent:

"THE SECURITIES REPRESENTED BY THE CERTIFICATE HAVE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED
SECURITIES" AS THAT ITEM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARE(S) MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT
PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION, THE AVAILABILITY OF WHICH IS TO BE
ESTABLISHED TO THE SATISFACTION OF THE COMPANY";

7. The Subscriber agrees that a stop transfer order prohibiting the transfer of the Securities will be placed by the Company with its transfer agent, when and if the shares are issued.

8. The Subscriber acknowledges and hereby agrees that the Company is under no obligation to register or qualify the Securities under the Securities Act of 1933, as amended, and the rules and regulations adopted thereunder;

9. The Subscriber understands and hereby agrees that the Company will comply with all valid applicable Federal and State securities regulations which may require, among other things, that the Subscriber escrow the Securities;

10. The Subscriber represents and warrants that in connection with the acquisition of the Securities, the Subscriber has had made available or accessible to (it)(his)(her), by the Company and its officers and directors, all information which it has deemed material to making an informed investment decision to acquire the Securities prior to (its)(his)(her) subscription in the Securities;

11. The Subscriber represents and warrants that it has not acted as a Purchaser Representative for any person in connection with this purchase of Securities by the Subscriber.

12. Indemnification

The Subscriber recognizes that the sale and distribution of the Securities to him will be based upon his representations and warranties set forth above and on other written information supplied by the Subscriber to the Company. The Subscriber agrees to indemnify and to hold harmless the Company, and its affiliates from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, arising out of or based upon any false representation or warranty made by the Subscriber in this Subscription Agreement and/or any failure by the Subscriber to fulfill any covenants or agreements set forth herein or in the other documents executed and delivered by him in connection with this transaction.

The Undersigned requests that the Securities be registered in the name of the Undersigned at the address below,

Please type or print the following information:

Name: Frederick N. Griffiths
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Full name of Subscriber as it should appear on schedule of Corporation

Address: 6 Holly Court
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         Holly Lane
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         Bazsall Common   England   CV77EB
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        City            Country    Zip Code

Intending to be legally bound, the parties hereto have set their hands on this 25 day of Feb, 1998.
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/s/ Paul Sloan                          /s/ Frederick N. Griffiths
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Paul Sloan                             (Signature of Subscriber)
President of Sloan Electronics, Inc.
                                        Frederick N. Griffiths
                                        --------------------------
                                       (Print Name of Subscriber)